VAN NESS FUNDS
                                 --------------

                               S&P 500 INDEX FUND
                           EXTENDED MARKET INDEX FUND
                            INTERNATIONAL INDEX FUND
                              TOTAL BOND INDEX FUND
                                MONEY MARKET FUND

                        Supplement dated October 30, 2001
                      to the Prospectus dated May 1, 2001,
                as supplemented through September 14, 2001, and
          to the Statement of Additional Information dated May 1, 2001

      The following information supplements and should be read in conjunction with the Prospectus with respect to the Van Ness Total Bond Index Fund.

      CHANGING THE BENCHMARK INDEX THAT THE VAN NESS TOTAL BOND INDEX FUND
                   TRACKS BY CHANGING THE INVESTMENT OBJECTIVE

      On August 10, 2001, the Board of Trustees ("Board") of Van Ness Funds ("Trust") approved changing the Van Ness Total Bond Index Fund's investment objective so that the Fund tracks a different benchmark index. This change will not be effective until the effective date of a similar proposed change to the investment objective of the Bond Index Master Portfolio, the master fund in which the Van Ness Total Bond Index Fund invests substantially all of its assets.

      Currently, the Van Ness Total Bond Index Fund investment objective sets forth the benchmark index that the Fund tracks as the Lehman Brothers Government/Credit Bond Index ("Government/Credit Bond Index"). The Board has approved a change the Fund's benchmark index to the Lehman Brothers Aggregate Bond Index ("Aggregate Bond Index") by changing the investment objective of the Fund. The change to the Fund's investment objective is shown in the following table:

-----------------------------------------------------------------------------------------------

                           CURRENT INVESTMENT OBJECTIVE          AMENDED INVESTMENT OBJECTIVE

-----------------------------------------------------------------------------------------------
TOTAL BOND INDEX FUND      The   Fund's    goal   is   to        The   Fund's    goal   is   to
                           approximate   as   closely  as        approximate   as   closely  as
                           practicable,  before  fees and        practicable,  before  fees and
                           expenses,  performance  of the        expenses,  performance  of the
                           Lehman                Brothers        Lehman Brothers Aggregate Bond
                           Government/Credit Bond Index.         Index.

-----------------------------------------------------------------------------------------------

      When this change becomes effective, it is expected that the Van Ness Total Bond Index Fund would reduce its investment in corporate bonds from approximately 41% to approximately 25% of its total assets (based on the composition of the Aggregate Bond Index as of March 31, 2001). The Fund would invest approximately 38% of its total assets in mortgaged-backed securities, asset-backed securities and commercial mortgage-backed securities, which are not components of the Government/Credit Bond Index. These securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. These risks include prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio.

                                     * * * *

      The following information supplements and should be read in conjunction with the Statement of Additional Information for the Van Ness Funds (each, a "Fund" and collectively, the "Funds").

      On August 10, 2001, the Board approved the proposal summarized below, subject to approval by the Funds' shareholders at a Special Meeting of Shareholders scheduled to be held on November 15, 2001. Persons owning Fund shares as of the close of business on October 1, 2001 are eligible to vote on the proposals. Persons not owning Fund shares as of the close of business on October 1, 2001 are not eligible to vote at the Special Meeting of Shareholders, but should review the information below for informational purposes.

             AMENDING THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING CERTAIN OTHERS TO NON-FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 ("1940 Act") requires investment companies (such as the each of the Funds) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies."

      The Board has authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve the amendment and/or reclassification of each Fund's fundamental investment policies. The proposed changes to the fundamental investment policies of each of the Funds cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. The proposed changes in the Funds' fundamental investment polices are intended to simplify, streamline and standardize the fundamental investment policies that are required to be stated under the 1940 Act, while at the same time providing maximum flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in the fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Funds or the manner in which the Funds are managed.